 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2010
MS Structured Asset Corp. on behalf of SATURNS Trust No. 2003-5

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443, 333-64879	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: In-Young Chase

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events

On July 14, 2010, the Company issued a press release regarding the receipt of a notice of intended exercise of 41,000 Call Options representing the right to call $41,000,000 aggregate principal amount of the 7.45% Debentures of Ford Motor Company held by the Trust on July 28, 2010, a copy of which press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 14, 2010

MS STRUCTURED ASSET CORP.
(Registrant)

By:    /s/ In-Young Chase
Name:  In-Young Chase
Title:    Vice President

EXHIBIT INDEX

Exhibit 99.1   Press release, dated July 14, 2010